Employee Benefit Plan, Statement of Change in Net Asset Available for Benefit (Statement) - EBP 001 $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Investment income
Dividend income	$ 38,807
Net appreciation in fair value of investments	1,592,533
Total investment income	1,631,340
Interest income on notes receivable from participants	7,714
Contributions
Employer	274,535
Participants	494,425
Participant rollovers	119,919
Total contributions	888,879
Total additions	2,527,933
Deductions
Benefits paid to participants	1,117,864
Administrative expenses	2,241
Total deductions	1,120,105
EBP, Change in Net Asset Available for Benefit, Increase (Decrease)	1,407,828
Transfers into (from) the Plan	12,190
Net increase in assets available for plan benefits per the financial statements	1,420,018
EBP, Net Asset Available for Benefit, Beginning Balance	10,264,141
EBP, Net Asset Available for Benefit, Ending Balance	$ 11,684,160